UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 29, 2017

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On September 29, 2017, Celadon Group, Inc. (the "Company") entered into a Sixth Amendment to Amended and Restated Credit Agreement (the "Amendment") by and among the Company, certain subsidiaries of the Company as guarantors, Bank of America, N.A., as lender and Administrative Agent, Wells Fargo Bank, N.A., and Citizens Bank, N.A., both as lenders, which amends the Company's existing Amended and Restated Credit Agreement dated December 12, 2014, among the same parties (as amended, the "Credit Agreement").  Among other changes, the Amendment (i) amended the lease adjusted total debt to EBITDAR ratio and fixed charge coverage ratio financial covenants so that such covenants would not be tested for the twelve-month period ended September 30, 2017 (testing to resume for the twelve-month period ending December 31, 2017); (ii) decreased the maximum amount of outstanding indebtedness under the Credit Agreement, including loans and letters of credit, from $226.3 million to $221.3 million, maintaining the existing loan sub-limit of approximately $192.2 million and decreasing the letter of credit sub-limit from $35.0 million to $30.0 million; (iii) amended the asset coverage ratio financial covenant so that a ratio of 0.70 to 1.00 is required for periods prior to December 31, 2017, and 1.50 to 1.00 for each week ending thereafter1; (iv) reset the other financial covenant levels for the months of September through December; (v) added a requirement that the Company deliver by October 15, 2017 indications of interest from one or more term loan lenders and a certificate confirming that the Company has received one or more indications of interest from prospective asset-based lenders with respect to a new asset-based credit facility, which proposed term loan and asset-based credit facility would enable the Company to repay all outstanding obligations under the Credit Agreement; (vi) added a requirement that the Company deliver by November 22, 2017 executed letters of intent with prospective lenders with respect to the abovementioned new term loan and asset-based credit facility and a certificate that any due diligence or similar upfront fee owed by the Company thereunder has been paid; (vii) added additional financial reporting requirements; (viii) extended the deadline for certain perfection and collateral diligence obligations; (ix) shortened the maturity date from December 12, 2019 to December 12, 2018; (x) required an amendment fee of $1,659,750, of which $1,106,500 was paid upon closing the Amendment, with the balance due upon the earlier of January 1, 2018 and acceleration or repayment in full of the obligations under the Credit Agreement; and (xi) required an extension fee of $221,300 payable upon the earlier of January 1, 2018 and acceleration or repayment in full of the obligations under the Credit Agreement, provided that this extension fee is waived if the Credit Agreement is repaid in full on or prior to December 31, 2017.

The description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1.

1 Asset coverage ratio is calculated based on a percentage of U.S. rolling stock value and U.S. accounts receivable value. The ratio excludes the value of U.S. real estate and other assets, as well as all Canadian assets.

Item 7.01          Regulation FD Disclosure.

On October 2, 2017, the Company issued a press release discussing the Amendment and certain other matters.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	10.1	Sixth Amendment to Amended and Restated Credit Agreement dated September 29, 2017.
	99.1	Press release dated October 2, 2017 regarding Bank Amendment, Corporate Updates.

The information contained in Item 7.01 and Exhibit 99.1 of Item 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 7.01 and Exhibit 99.1 of this report contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "expects," "expected," "will," "would be," "intends," "believes," and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In Exhibit 99.1, statements relating to the refinancing process, the strategic plan including asset dispositions and turning around operational and financial results, adding senior management and independent directors, and the release of financial results, among others, are forward-looking statements.   Actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider factors that could impact results as provided in various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 5, 2017	By:	/s/ Bobby Peavler
Bobby Peavler Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Sixth Amendment to Amended and Restated Credit Agreement dated September 29, 2017.
99.1	Press release dated October 2, 2017 regarding Bank Amendment, Corporate Updates.